UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: April 1, 2009

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On April 1, 2009, the company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission to report that it will not be able to timely file its annual report on Form 10-K for the period ending December 31, 2008. The company plans to file the Form 10-K prior to the extended due date of April 15, 2009.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Press release dated April 1, 2009.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC. (Registrant)
April 1, 2009	/s/ Terry A. Peterson
(Date)	Terry A. Peterson
Chief Executive Officer

Exhibit Index
99.1	Press release dated April 1, 2009.

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